ADVANCES TO SUPPLIERS, NET (Details) - Advance To Suppliers [Member] - USD ($)	May 31, 2020	Feb. 29, 2020	Feb. 28, 2019
Deposits	$ 6,367,678	$ 10,223,973	$ 0
Prepaid expenses	667,820	168	0
Total advance to suppliers	7,035,498	10,224,141	0
Less: allowance for doubtful accounts	(1,969,417)	(1,575,595)	0
Advance to suppliers, net	$ 5,066,081	$ 8,648,546	$ 0